Exhibit a(76)

MANNING & NAPIER FUND, INC.

ARTICLES OF AMENDMENT

MANNING & NAPIER FUND, INC. (the “Corporation”), a corporation organized under the laws of the State of Maryland, having its principal place of business at 290 Woodcliff Drive, Fairport, New York 14450, does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND:   The Board of Directors of the Corporation adopted a resolution via unanimous consent on December 21, 2015 authorizing the liquidation and termination of certain Series of the Company’s common stock, and reclassifying and redesignating the two hundred million (200,000,000) authorized and classified shares of the Series set forth below as authorized, but unclassified and unissued, shares of the Corporation.

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Focused Opportunities Series Class I	100,000,000
Focused Opportunities Series Class S	100,000,000
Total	200,000,000
Authorized but Unclassified and Unissued	4,460,000,000

THIRD:  Immediately before the liquidation and termination of the Series and upon filing for record these Articles of Amendment, the Corporation has the authority to issue fifteen billion (15,000,000,000) shares of common stock of the Corporation, par value $0.01 per share, having an aggregate par value of one hundred fifty million dollars ($150,000,000) and classified and designated as follows:

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Pro-Blend Maximum Term Series Class S	125,000,000
Pro-Blend Maximum Term Series Class C	25,000,000
Pro-Blend Maximum Term Series Class R	52,500,000
Pro-Blend Maximum Term Series Class I	200,000,000
Pro-Blend Conservative Term Series Class S	162,500,000
Pro-Blend Conservative Term Series Class C	25,000,000
Pro-Blend Conservative Term Series Class R	52,500,000
Pro-Blend Conservative Term Series Class I	75,000,000
Tax Managed Series Class A	87,500,000
World Opportunities Series Class A	2,500,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Pro-Blend Moderate Term Series Class S	125,000,000
Pro-Blend Moderate Term Series Class C	25,000,000
Pro-Blend Moderate Term Series Class R	52,500,000
Pro-Blend Moderate Term Series Class I	125,000,000
Pro-Blend Extended Term Series Class S	125,000,000
Pro-Blend Extended Term Series Class C	25,000,000
Pro-Blend Extended Term Series Class R	52,500,000
Pro-Blend Extended Term Series Class I	200,000,000
International Series Class S	250,000,000
International Series Class I	100,000,000
Global Fixed Income Series Class S	100,000,000
Global Fixed Income Series Class I	100,000,000
New York Tax Exempt Series Class A	100,000,000
Ohio Tax Exempt Series Class A	100,000,000
Diversified Tax Exempt Series Class A	100,000,000
Equity Series Class A	200,000,000
Overseas Series Class A	200,000,000
High Yield Bond Series Class S	125,000,000
High Yield Bond Series Class I	100,000,000
Core Bond Series Class S	125,000,000
Core Bond Series Class I	100,000,000
Unconstrained Bond Series Class S	125,000,000
Unconstrained Bond Series Class I	100,000,000
Disciplined Value Series Class S	100,000,000
Disciplined Value Series Class I	100,000,000
Real Estate Series Class S	100,000,000
Real Estate Series Class I	100,000,000
Target Income Series Class I	100,000,000
Target Income Series Class K	40,000,000
Target Income Series Class R	40,000,000
Target 2015 Series Class I	100,000,000
Target 2015 Series Class K	40,000,000
Target 2015 Series Class R	40,000,000
Target 2020 Series Class I	100,000,000
Target 2020 Series Class K	40,000,000
Target 2020 Series Class R	40,000,000
Target 2025 Series Class I	100,000,000
Target 2025 Series Class K	40,000,000
Target 2025 Series Class R	40,000,000
Target 2030 Series Class I	100,000,000
Target 2030 Series Class K	40,000,000
Target 2030 Series Class R	40,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Target 2035 Series Class I	100,000,000
Target 2035 Series Class K	40,000,000
Target 2035 Series Class R	40,000,000
Target 2040 Series Class I	100,000,000
Target 2040 Series Class K	40,000,000
Target 2040 Series Class R	40,000,000
Target 2045 Series Class I	100,000,000
Target 2045 Series Class K	40,000,000
Target 2045 Series Class R	40,000,000
Target 2050 Series Class I	100,000,000
Target 2050 Series Class K	40,000,000
Target 2050 Series Class R	40,000,000
Target 2055 Series Class I	100,000,000
Target 2055 Series Class K	40,000,000
Target 2055 Series Class R	40,000,000
Target 2060 Series Class I	100,000,000
Target 2060 Series Class K	40,000,000
Target 2060 Series Class R	40,000,000
Emerging Markets Series Class S	100,000,000
Emerging Markets Series Class I	100,000,000
Non-U.S. Equity Select Series Class S	100,000,000
Non-U.S. Equity Select Series Class I	100,000,000
Quality Equity Series Class S	100,000,000
Quality Equity Series Class I	100,000,000
U.S. Equity Select Series Class S	100,000,000
U.S. Equity Select Series Class I	100,000,000
Strategic Income Conservative Series Class S	100,000,000
Strategic Income Conservative Series Class I	100,000,000
Strategic Income Moderate Series Class S	100,000,000
Strategic Income Moderate Series Class I	100,000,000
U.S. Disciplined Value Series Class S	100,000,000
U.S. Disciplined Value Series Class I	100,000,000
International Disciplined Value Series Class S	100,000,000
International Disciplined Value Series Class I	100,000,000
Dynamic Opportunities Series Class S	100,000,000
Dynamic Opportunities Series Class I	100,000,000
Focused Opportunities Series Class S	100,000,000
Focused Opportunities Series Class I	100,000,000
Equity Income Series Class S	100,000,000
Equity Income Series Class I	100,000,000
Managed Futures Series Class I	100,000,000
Managed Futures Series Class S	100,000,000
Authorized but Unclassified and Unissued	4,260,000,000

FOURTH:  Immediately after the liquidation and termination of the Series and upon filing for record these Articles of Amendment, the Corporation has the authority to issue fifteen billion (15,000,000,000) shares of common stock of the Corporation, par value $0.01 per share, having an aggregate par value of one hundred fifty million dollars ($150,000,000) and classified and designated as follows:

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Pro-Blend Maximum Term Series Class S	125,000,000
Pro-Blend Maximum Term Series Class C	25,000,000
Pro-Blend Maximum Term Series Class R	52,500,000
Pro-Blend Maximum Term Series Class I	200,000,000
Pro-Blend Conservative Term Series Class S	162,500,000
Pro-Blend Conservative Term Series Class C	25,000,000
Pro-Blend Conservative Term Series Class R	52,500,000
Pro-Blend Conservative Term Series Class I	75,000,000
Tax Managed Series Class A	87,500,000
World Opportunities Series Class A	2,500,000,000
Pro-Blend Moderate Term Series Class S	125,000,000
Pro-Blend Moderate Term Series Class C	25,000,000
Pro-Blend Moderate Term Series Class R	52,500,000
Pro-Blend Moderate Term Series Class I	125,000,000
Pro-Blend Extended Term Series Class S	125,000,000
Pro-Blend Extended Term Series Class C	25,000,000
Pro-Blend Extended Term Series Class R	52,500,000
Pro-Blend Extended Term Series Class I	200,000,000
International Series Class S	250,000,000
International Series Class I	100,000,000
Global Fixed Income Series Class S	100,000,000
Global Fixed Income Series Class I	100,000,000
New York Tax Exempt Series Class A	100,000,000
Ohio Tax Exempt Series Class A	100,000,000
Diversified Tax Exempt Series Class A	100,000,000
Equity Series Class A	200,000,000
Overseas Series Class A	200,000,000
High Yield Bond Series Class S	125,000,000
High Yield Bond Series Class I	100,000,000
Core Bond Series Class S	125,000,000
Core Bond Series Class I	100,000,000
Unconstrained Bond Series Class S	125,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Unconstrained Bond Series Class I	100,000,000
Disciplined Value Series Class S	100,000,000
Disciplined Value Series Class I	100,000,000
Real Estate Series Class S	100,000,000
Real Estate Series Class I	100,000,000
Target Income Series Class I	100,000,000
Target Income Series Class K	40,000,000
Target Income Series Class R	40,000,000
Target 2015 Series Class I	100,000,000
Target 2015 Series Class K	40,000,000
Target 2015 Series Class R	40,000,000
Target 2020 Series Class I	100,000,000
Target 2020 Series Class K	40,000,000
Target 2020 Series Class R	40,000,000
Target 2025 Series Class I	100,000,000
Target 2025 Series Class K	40,000,000
Target 2025 Series Class R	40,000,000
Target 2030 Series Class I	100,000,000
Target 2030 Series Class K	40,000,000
Target 2030 Series Class R	40,000,000
Target 2035 Series Class I	100,000,000
Target 2035 Series Class K	40,000,000
Target 2035 Series Class R	40,000,000
Target 2040 Series Class I	100,000,000
Target 2040 Series Class K	40,000,000
Target 2040 Series Class R	40,000,000
Target 2045 Series Class I	100,000,000
Target 2045 Series Class K	40,000,000
Target 2045 Series Class R	40,000,000
Target 2050 Series Class I	100,000,000
Target 2050 Series Class K	40,000,000
Target 2050 Series Class R	40,000,000
Target 2055 Series Class I	100,000,000
Target 2055 Series Class K	40,000,000
Target 2055 Series Class R	40,000,000
Target 2060 Series Class I	100,000,000
Target 2060 Series Class K	40,000,000
Target 2060 Series Class R	40,000,000
Emerging Markets Series Class S	100,000,000
Emerging Markets Series Class I	100,000,000
Non-U.S. Equity Select Series Class S	100,000,000
Non-U.S. Equity Select Series Class I	100,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Quality Equity Series Class S	100,000,000
Quality Equity Series Class I	100,000,000
U.S. Equity Select Series Class S	100,000,000
U.S. Equity Select Series Class I	100,000,000
Strategic Income Conservative Series Class S	100,000,000
Strategic Income Conservative Series Class I	100,000,000
Strategic Income Moderate Series Class S	100,000,000
Strategic Income Moderate Series Class I	100,000,000
U.S. Disciplined Value Series Class S	100,000,000
U.S. Disciplined Value Series Class I	100,000,000
International Disciplined Value Series Class S	100,000,000
International Disciplined Value Series Class I	100,000,000
Dynamic Opportunities Series Class S	100,000,000
Dynamic Opportunities Series Class I	100,000,000
Equity Income Series Class S	100,000,000
Equity Income Series Class I	100,000,000
Managed Futures Series Class I	100,000,000
Managed Futures Series Class S	100,000,000
Authorized but Unclassified and Unissued	4,460,000,000

FIFTH:  Pursuant to the requirements of Section 2-607 of the Maryland General Corporation Law, these Articles of Amendment are limited to changes expressly authorized by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders.

IN WITNESS WHEREOF, MANNING & NAPIER FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary as of the 6th day of June, 2016.

MANNING & NAPIER FUND, INC.
By:	/s/ James E. Mikolaichik
James E. Mikolaichik
President

[Seal]

Attest:

/s/ Elizabeth K. Craig

Elizabeth K. Craig

Secretary

THE UNDERSIGNED, President of Manning & Napier Fund, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ James E. Mikolaichik
James E. Mikolaichik
President